                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 22, 2002
                        (Date of earliest event reported)


                                IXYS CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                 000-26124                  77-0140882
(State or other jurisdiction   (Commission File No.)         (IRS Employer
      of incorporation)                                   Identification No.)

                               3540 Bassett Street
                          Santa Clara, California 95110
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (408) 982-0700

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

                                 --------------

Item 5.  Other Events

     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about IXYS Corporation and risks arising when investing in IXYS, investors are directed to IXYS' most recent Report on Form 10-K as filed with the Securities and Exchange Commission.

     On January 22, 2002, IXYS announced that it had acquired, for approximately $9,000,000 in cash, 100% of the equity of Westcode Semiconductors Limited, a UK-based power semiconductor company located in Chippenham, England.

     A copy of the press release of IXYS announcing the acquisition is included herein as Exhibit 99.1. Such press release is incorporated by reference into this Item 5.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         Exhibit
         Number            Description
-------------------------  -----------------------------------------------------
         99.1              Press Release, dated January 22, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         IXYS CORPORATION

                                         By: /s/ Arnold P. Agbayani
                                         --------------------------------------

                                         Arnold P. Agbayani, Senior Vice
                                         President of Finance and Administration
                                         and Chief Financial Officer (Principal
                                         Financial Officer)

Date: January 23, 2002